   As filed with the Securities and Exchange Commission on April 29, 2005

                              File Nos. 333-15119
                                   811-07893

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                   FORM N-1A


                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 14

                                      AND

                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940
                                AMENDMENT NO. 15


                          VARIABLE ANNUITY PORTFOLIOS*
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                    125 BROAD ST., NEW YORK, NEW YORK 10004
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 451-2010


            ROBERT I. FRENKEL, 300 FIRST STAMFORD PLACE, 4TH FLOOR,
                          STAMFORD, CONNECTICUT 06902
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                    COPY TO:
          ROGER P. JOSEPH, BINGHAM MCCUTCHEN LLP, 150 FEDERAL STREET,
                          BOSTON, MASSACHUSETTS 02110


    It is proposed that this filing will become effective on April 29, 2005 pursuant to paragraph (b) of Rule 485.

          * This filing relates solely to Smith Barney Small Cap Growth
                            Opportunities Portfolio.

                                   PROSPECTUS
                                   ----------

                          --------------------------
                                  SMITH BARNEY
                                   SMALL CAP
                                     GROWTH
                                 OPPORTUNITIES
                                   PORTFOLIO
                          --------------------------


April 29, 2005


Shares of the fund are offered to insurance company separate accounts which fund certain variable life insurance contracts and to qualified retirement and pension plans. This Prospectus should be read together with the prospectus for the contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

                              [logo] Smith Barney
                                     Mutual Funds
                 Your Serious Money. Professionally Managed.(R)

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   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
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SMITH BARNEY SMALL CAP
GROWTH OPPORTUNITIES PORTFOLIO

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CONTENTS
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Investments, risks and performance ......................................     2

More on the fund's investments ..........................................     6

Management ..............................................................     9


Buying shares ...........................................................    13

Redeeming shares ........................................................    14

Dividends, distributions and taxes ......................................    16

Share price .............................................................    17

Financial highlights ....................................................    20


THE FUND IS A SEPARATE SERIES OF VARIABLE ANNUITY PORTFOLIOS, A MASSACHUSETTS BUSINESS TRUST.

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INVESTMENTS, RISKS AND PERFORMANCE
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INVESTMENT OBJECTIVE

The fund seeks long-term capital growth. Dividend income, if any, is incidental to this goal.

PRINCIPAL INVESTMENT STRATEGIES


KEY INVESTMENTS The fund normally invests at least 80% of its net assets in equity securities of small cap companies and related investments. A company is considered a small cap company if its market capitalization does not exceed (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Companies whose market capitalizations no longer meet this definition after purchase by the fund are still considered to have small market capitalizations for purposes of the fund's 80% investment policy. As of March 31, 2005, the Russell 2000 Index included companies with market capitalizations between $0.03 billion and $6.5 billion. The size of companies in the Russell 2000 Index changes with market conditions and the composition of the Index.


The fund's equity securities may include stocks listed in the Russell 2000 Index and also may include other common stocks, securities convertible into common stocks, preferred stocks and warrants.

SELECTION PROCESS The fund is managed by a team of portfolio managers, with each member of the team focusing on a different industry sector. The manager uses a growth-oriented investment style that emphasizes small U.S. companies believed to have one or more of the following:

[ ] superior management teams

[ ] good prospects for growth

[ ] predictable, growing demand for their products or services

[ ] dominant positions in a niche market or customers who are very large companies

[ ] cyclical recovery potential

[ ] strong or improving financial conditions

In addition, the fund may invest in companies believed to be emerging companies relative to potential markets or undervalued relative to their peers. The fund may continue to hold securities of issuers that become mid cap or large cap issuers if, in the manager's judgment, these securities remain good investments for the fund.

The manager generally uses a "bottom-up" approach when selecting securities for the fund. This means that the manager looks primarily at individual companies against the context of broader market forces.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

[ ] Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or deflation, or a slowdown of economic growth
[ ] Stock prices decline generally or stocks perform poorly relative to other types of investments
[ ] Small companies fall out of favor with investors
[ ] Stock prices of smaller, newer companies decline further and more abruptly than those of larger, more established companies in response to negative stock market movements
[ ] The manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect
[ ] A particular product or service developed by a company in which the fund invests is delayed or unsuccessful, the company does not meet earnings expectations or other events depress the value of the company's stock

Compared to mutual funds that focus on larger companies, the fund's share price may be more volatile because smaller companies are more likely to have:

[ ] Shorter operating histories and more erratic businesses
[ ] More limited product lines and distribution channels
[ ] Fewer capital resources
[ ] More limited management depth

Further, securities of smaller growth companies are more likely to:

[ ] Experience sharper swings in market values
[ ] Be less liquid
[ ] Offer greater potential for gains and losses

In addition, the fund's aggressive, growth-oriented investment style may increase the risks already associated with investing in smaller companies. For example, fast growing smaller company stocks may be more volatile than the stocks of other small cap companies because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of these securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends.


See page 8 for more information about the risks of investing in the fund.


WHO MAY WANT TO INVEST The fund may be an appropriate investment if:

[ ] You want to direct a portion of your overall investment portfolio to stocks of small cap issuers
[ ] You are seeking growth of principal and not current income
[ ] You are prepared to accept high volatility of the fund's share price and possible losses
[ ] Your investment horizon is longer term -- typically at least five years

PERFORMANCE INFORMATION

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual total returns compare with the returns of a broad-based securities market index. The bar chart and the Average Annual Total Returns table do not reflect the impact of any fees that are paid by the separate accounts or qualified plans through which shares of the fund are sold. If they did, the returns would be lower than those shown. The performance for the fund in the Average Annual Total Returns table reflects the reinvestment of distributions and dividends. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

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                                  TOTAL RETURN
--------------------------------------------------------------------------------


                1998                            (3.80)%
                1999                            37.60%
                2000                             9.01%
                2001                           (16.22)%
                2002                           (25.65)%
                2003                            42.25%
                2004                            15.38%


HIGHEST AND LOWEST QUARTERLY RETURNS


(FOR THE PERIODS SHOWN IN THE BAR CHART):

Highest: 29.26% in 4th quarter 1999
Lowest: (26.02)% in 3rd quarter 1998


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                          AVERAGE ANNUAL TOTAL RETURNS
                     (FOR PERIODS ENDED DECEMBER 31, 2004)
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                                                           SINCE     INCEPTION
                                   1 YEAR     5 YEARS    INCEPTION     DATE


Smith Barney Small Cap
Growth Opportunities Portfolio     15.38%      2.19%       6.58%      2/10/97

Russell 2000
Growth Index                       14.31%     (3.57)%      4.05%         *


* The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An investor cannot invest directly in the Index. An index does not reflect deductions for fees and expenses. Index comparison begins on 2/10/97.

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FEE TABLE
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This table sets forth the fees and expenses you may pay if you invest in fund shares. The fee information here does not include the fees and expenses charged by the variable insurance separate accounts or contracts through which shares of the fund are sold, which, if reflected, would increase the overall fees and expenses. For those fees, you should review the prospectus for your variable annuity or variable life insurance contract.


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                                SHAREHOLDER FEES
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(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                           None

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                         ANNUAL FUND OPERATING EXPENSES
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(EXPENSES DEDUCTED FROM FUND ASSETS)


Management fee                                                        0.75%
Distribution and service (12b-1) fees                                 None
Other expenses                                                        0.35%
Total annual fund operating expenses(1)                               1.10%

(1) Because of voluntary waivers and/or
    reimbursements, the total annual fund
    operating expenses are expected to be                             0.90%


 These fee waivers and reimbursements may be reduced or terminated at any time.

EXAMPLE


This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example does not take into account the fees and expenses charged by the variable insurance separate accounts or contracts through which shares of the fund are sold, which, if reflected, would increase the costs shown in the example. The example assumes:


[ ] You invest $10,000 in the fund for the periods shown
[ ] Your investment has a 5% return each year - the assumption of a 5% return is required by the Securities and Exchange Commission ("SEC") for purposes of this example and is not a prediction of the fund's future performance
[ ] The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

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                     NUMBER OF YEARS YOU OWN YOUR SHARES
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        1 YEAR             3 YEARS           5 YEARS           10 YEARS


         $112                $350              $606             $1,340


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MORE ON THE FUND'S INVESTMENTS
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DERIVATIVES The fund may, but need not, use derivative contracts, such as futures and forward currency contracts:

[ ] To hedge against changes in the prices of securities held or to be bought or changes in the values (in U.S. dollars) of securities of foreign issuers
[ ] To enhance potential gains
[ ] As a substitute for buying or selling securities
[ ] As a cash flow management technique

Derivatives may have economic characteristics similar to the small cap equity securities held by the fund. In that case, derivative investments will be considered related investments for purposes of the fund's policy to invest at least 80% of its net assets in the securities of small cap companies and related investments.

Even a small investment in derivative contracts can have a big impact on the fund's stock and currency rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices or currency rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund's holdings. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and the counterparty may fail to honor contract terms. Derivatives may not be available on terms that make economic sense (for example, they may be too costly).

FOREIGN INVESTMENTS The fund may invest up to 25% of its assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depository receipts.

The fund's investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, currency exchange controls and other limitations on the use or transfer of fund assets and political or social instability. The fund could also lose money if the currency in which a security is priced declines in value relative to the U.S. dollar.

In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

Many foreign countries have markets that are less liquid and more volatile than markets in the U.S. An increasing number of European countries participate in the European Economic and Monetary Union ("EMU") and many of those have adopted the euro as their sole currency. Among other things, the EMU entails sharing an official interest rate and adhering to limits on government borrowing by participating countries. The EMU is driven by the expectation of economic benefits; however, there are significant risks associated with the EMU. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the EMU in the face of changing economic conditions.

Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly.

The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

DEBT SECURITIES While the fund expects to invest mainly in equity securities, the fund may also invest in other securities that the manager believes provide opportunities for appreciation, such as fixed income securities. The fund's debt securities must be investment grade when the fund purchases them. Generally, the value of these debt securities will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest.

CONVERTIBLE SECURITIES Convertible securities, which are debt securities that may be converted into stock, are subject to the market risks of stocks as well as the risks of debt securities.

STATE INSURANCE REGULATION The fund provides an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Certain states have regulations concerning concentration of investments and purchase and sale of futures contracts, among other techniques. If these regulations are applied to the fund, the fund may be limited in its ability to engage in such techniques and to manage its investments with the greatest flexibility. It is the fund's intention to operate in material compliance with current insurance laws and regulations, as applied in each jurisdiction in which contracts or policies of separate accounts of participating insurance companies are offered.


CASH MANAGEMENT The fund may hold cash pending investment, and may invest in money market instruments, repurchase agreements and reverse repurchase agreements for cash management purposes.


PORTFOLIO TURNOVER The fund may engage in active and frequent trading to achieve its principal investment objectives. Frequent trading increases transaction costs, which could detract from the fund's performance. The "Financial highlights" section of this Prospectus shows the fund's historical portfolio turnover rate.


DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and in short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.


The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund's Statement of Additional Information ("SAI"). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals, which are not described here.

The fund's goals and strategies may be changed without shareholder approval.

PORTFOLIO HOLDINGS The fund's policies and procedures with respect to the disclosure of its portfolio securities are described in the SAI.

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MANAGEMENT
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MANAGER The fund's investment manager is Smith Barney Fund Management LLC (the "manager" or "SBFM"), the global asset management arm of Citigroup, Inc. ("Citigroup"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments, oversees its operations, and provides administrative services to the fund. The manager and the fund's distributor are affiliates of Citigroup. Citigroup businesses offer a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance investments, investment banking and trading
- and use diverse channels to make them available to consumer and corporate customers around the world.

A team of portfolio managers employed by the manager is responsible for the day-to-day management of the fund. The members of the team are Vincent Gao, Kevin Caliendo, Robert Feitler, Dmitry Khaykin and Margaret Blaydes. Following is a description of each team member's role and business experience during the past five years.

VINCENT GAO, CFA, DIRECTOR
Mr. Gao since November 2004, is the team leader, responsible for oversight and portfolio strategy. Mr. Gao acts as a sector manager for small cap growth and balanced strategies of the manager, as well as a research analyst covering technology. He joined the manager in 1999.

KEVIN CALIENDO, DIRECTOR
Mr. Caliendo since December 2002, is the team member analyst responsible for healthcare sector with responsibility for buy and sell decisions in that sector. Mr. Caliendo acts as senior portfolio manager for all cap strategies of the manager. In addition, he is a co-manager for large cap core, sector neutral strategies, as well as a sector manager for small cap growth and balanced strategies of the manager. Mr. Caliendo is also a research analyst covering healthcare. Mr. Caliendo is a member of manager's investment policy committee. He joined the manager in December 2002. Prior to 2002, Mr. Caliendo was an equity analyst and convertible portfolio manager (healthcare) at SAC capital, a convertible analyst (healthcare) at Wachovia Securities, an equity analyst (healthcare) at ING Barings, and an equity analyst (medical devices) at Bear Stearns.

ROBERT FEITLER, DIRECTOR
Mr. Feitler since February 1995, is the team member analyst responsible for financial services sector with responsibility for buy and sell decisions in that sector. Mr. Feitler acts as the co-manager for large cap value strategies and is a team leader for small cap growth strategies of the manager. In addition, he is a sector manager for small cap growth and balanced strategies of the manager. Mr. Feitler joined the manager in 1995.

DMITRY KHAYKIN, VICE PRESIDENT
Mr. Khaykin since June 2003, is the team member analyst responsible for media and telecommunications with responsibility for buy and sell decisions in that sector. Mr. Khaykin acts as sector manager for small cap growth and balanced strategies of the manager, as well as a research analyst covering communications and media. He joined the manager in June 2003. Prior to June 2003, Mr. Khaykin was a research analyst (telecommunications) at Gabelli & Company, Inc. and an associate in the risk management division of Morgan Stanley & Co. Inc.

MARGARET BLAYDES, VICE PRESIDENT
Ms. Blaydes since March 2003, is the team member analyst responsible for consumer sector with responsibility for buy and sell decisions in that sector. Ms. Blaydes acts as sector manager for small cap growth and balanced strategies of the manager, as well as a research analyst covering tobacco, beverages, retail and consumer. She joined the manager in March 2003. Prior to March 2003, Ms. Blaydes was an equity research analyst covering entertainment and leisure industries at Salomon Smith Barney Inc.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the fund.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use material inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.


The interests of different variable insurance products and qualified plans investing in the fund could conflict due to differences of tax treatment and other considerations. The fund currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the board of trustees intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts or qualified plans might be required to withdraw their investments in the fund and shares of another fund may be substituted.


MANAGEMENT FEE For the fiscal year ended December 31, 2004, SBFM received fees, after waivers, totaling 0.55% of the fund's average daily net assets.


OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS The distributor and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include the fund's distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.


TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Citicorp Trust Bank, fsb, an affiliate of the manager, serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder record keeping and accounting services.

RECENT DEVELOPMENTS In connection with an investigation previously disclosed by Citigroup, the Staff of the SEC has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the fund's investment manager and other investment advisory companies; Citicorp Trust Bank (CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and the other two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.


In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.


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BUYING SHARES
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You may not buy shares directly. You can invest in the fund by purchasing a variable annuity contract or variable life insurance policy offered by a participating insurance company separate account or through certain qualified pension and retirement plans. Variable annuity contracts and life insurance policies are issued by insurance companies. You should read both this Prospectus and the prospectus of the participating insurance company separate account before you invest. The separate account prospectus will tell you:

[ ] How to purchase a variable annuity contract or variable life insurance policy

[ ] How to select specific funds as investment options for the contract or policy

[ ] Whether you can transfer money from one investment option to another

[ ] How to withdraw from or cancel your contract or policy

[ ] The specific terms and provisions of the contract or policy, including:

      [ ] Sales and surrender charges

      [ ] Mortality and expense risk fees

      [ ] Other fees and expenses that may be payable under the contract or policy

The separate accounts buy fund shares based upon available cash from premium payments and the instructions the accounts receive from their contract and policy holders. Shares of the fund are offered continuously and purchases may be made Monday through Friday, except on certain holidays. The fund and the fund's distributor have the right to reject any purchase order or cease offering fund shares at any time.

Shares are purchased at net asset value the next time it is calculated after the order is received and accepted by the fund or the fund's agent. Net asset value is the value of a single share of the fund. The fund does not have any sales charges.

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REDEEMING SHARES
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A separate account may redeem fund shares to generate cash to meet various obligations under the contracts and policies issued by it. For example, if you invest in the fund through a variable annuity contract and request a partial withdrawal or cancellation of the contract, the separate account may redeem fund shares to pay you. You should read your separate account prospectus carefully to find out:

[ ] How you may withdraw from or cancel your contract or policy
[ ] What surrender fees or expenses you may incur
[ ] Whether you may be taxed on the amount of withdrawal, including any penalty tax

A separate account or qualified plan may redeem shares on any business day. The price will be the net asset value the next time it is calculated after the redemption request in proper form has been received.

Payment from the redemption will be generally made to the separate account or qualified plan within seven days after the request is made. Redemption proceeds may be delayed, or the right to receive redemption proceeds suspended, if the New York Stock Exchange ("NYSE") is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists. The fund has the right to pay redemption proceeds by distributing securities instead of cash. In that case, the separate account or qualified plan may incur costs (such as brokerage commissions) converting the securities into cash.

FREQUENT PURCHASES AND SALES OF FUND SHARES Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund's portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund's long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund's performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund's share price, which is determined at the close of the New York Stock Exchange on each trading day, does not accurately reflect the value of the fund's portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of Trustees of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund's shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. Although the policies and procedures discussed above apply to any account, including such insurance companies separate accounts, the fund's ability to monitor trading in these accounts may be severely limited due to the lack of access to an individual investor's trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund's service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.


The fund's policies and procedures also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund's policies and procedures provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board of Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

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DIVIDENDS, DISTRIBUTIONS AND TAXES
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DIVIDENDS AND DISTRIBUTIONS The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. Long-term capital gain distributions and dividends are reinvested in additional fund shares.


TAXES The fund intends to qualify and be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. If the fund should fail to qualify as a regulated investment company under the Code, it would be subject to a regular federal corporate income tax on its net investment income and net capital gains.

Since as a contract holder you do not own shares in the fund directly, generally you are not taxed directly when distributions are made by the fund to your separate account, and exchanges and redemptions of fund shares are made on behalf of your separate account. However, you may be subject to taxation when you receive distributions from your variable annuity contract or variable life insurance policy. You should refer to the prospectus for your contract or policy for information on the taxes relating to your investment and the tax consequences of any withdrawal of your investment. You may also wish to consult with your own tax advisor about your particular situation, and the tax consequences of your investment under state and local laws.

The fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment. An alternative diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fail to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance under the Code.


-------------------------------------------------------------------------------
SHARE PRICE
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The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board of Trustees has approved procedures to be used to value the fund's securities for the purposes of determining the fund's net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the fund to the manager.


The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund's currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund's Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund's Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. Because the fund invests in securities of small capitalization companies -- some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable -- the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.


Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund and the value of your shares could change on days when you cannot buy or redeem shares.

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FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the performance of the fund for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or (lost) on an investment in the fund assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the the fund's financial statements containing such financial highlights, is included in the annual report (available upon request).



-----------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
-----------------------------------------------------------------------------------------------------------------------------

                                            2004               2003               2002               2001               2000
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF YEAR                       $10.10              $7.10              $9.55             $13.20             $13.21
-----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss)(1)           0.02              (0.03)             (0.03)             (0.01)             (0.01)
  Net realized and unrealized gain
    (loss)                                  1.54               3.03              (2.42)             (2.09)              1.26
-----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         1.56               3.00              (2.45)             (2.10)              1.25
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                    (0.01)                --                 --                 --                 --
  Net realized gain                        (0.25)                --                 --              (1.55)             (1.26)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                        (0.26)                --                 --              (1.55)             (1.26)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR              $11.40             $10.10              $7.10              $9.55             $13.20
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                            15.38%             42.25%(3)         (25.65)%           (16.22)%             9.01%
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)           $59,590            $44,626            $20,016            $21,680             $5,305
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RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)                               0.90%              0.90%              0.90%              0.90%              0.90%
  Net investment income (loss)              0.15%             (0.30)%            (0.34)%            (0.17)%            (0.11)%
-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                      135%               168%                19%                59%                86%
-----------------------------------------------------------------------------------------------------------------------------

(1) The per share amounts were computed using an average number of shares outstanding during the year.
(2) Total returns do not reflect expenses associated with the variable insurance separate account or contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by the investment manager to limit total fund operating expenses. Absent this expense limitation, total returns for the fund would be lower. Expense limitations may be revised or terminated.
(3) 0.28% of the fund's return resulted from investments not meeting the investment policy of the fund.
(4) The investment manager waived a portion of its fees for the years ended December 31, 2004, 2003, 2002, 2001 and 2000, respectively. If such fees were not waived, the actual annualized expense ratios would have been 1.10%, 1.15%, 1.45%,
    2.21% and 4.45%, respectively.

[logo] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(R)

SMITH BARNEY
SMALL CAP GROWTH
OPPORTUNITIES PORTFOLIO

SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance.

STATEMENT OF ADDITIONAL INFORMATION
The Statement of Additional Information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this Prospectus.


You can make inquiries about the fund or obtain shareholder reports or the Statement of Additional Information (without charge) by calling Smith Barney Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004. The fund's website does not make available its SAI and shareholder reports because the website is currently set up only to report portfolio holdings information.


Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: PUBLIC INFO@SEC.GOV, or by writing theCommission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally
Managed.(R) is a registered service mark of Citigroup Global Markets Inc.


(Investment Company Act file no. 811-07893)
SBSMCP  4/05

                                                                  Statement of
                                                        Additional Information
                                                                April 29, 2005

SMITH BARNEY(SM) SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO

(A Member of the Smith Barney(SM) Family of Funds)

    Smith Barney Small Cap Growth Opportunities Portfolio (the "fund") is a series of Variable Annuity Portfolios (the "trust"). The trust is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on October 18, 1996. The shares of the fund are only offered to separate accounts ("Separate Accounts") of participating life insurance companies ("Participating Insurance Companies") for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified retirement and pension plans ("Qualified Plans"). The address and telephone number of the trust are 125 Broad Street, New York, New York 10004, (800) 451-2010.

    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                         PAGE
-----------------                                                         ----

 1. The Trust ............................................................   2
 2. Investment Objectives and Policies ...................................   2

 3. Description of Permitted Investments and Investment Practices and
    Associated Risks .....................................................   2

 4. Investment Restrictions ..............................................  18
 5. Determination of Net Asset Value; Valuation of Securities ............  19
 6. Additional Information on the Purchase and Sale of Fund Shares .......  20
 7. Management ...........................................................  21

 8. Portfolio Transactions ...............................................  32
 9. Disclosure of Portfolio Holdings .....................................  34
10. Portfolio Managers ...................................................  36
11. Description of Shares, Voting Rights and Liabilities .................  38
12. Tax Matters ..........................................................  40

13. Financial Statements .................................................  40
    Summary of Proxy Voting Policies and Procedures ...................... A-1


    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the fund's Prospectus dated April 29, 2005, by which shares of the fund are offered. This Statement of Additional Information should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page 40 hereof. These financial statements can be found in the fund's Annual Report to Shareholders. An investor may obtain copies of the Prospectus and Annual Report without charge by calling 1-800-451-2010, or by contacting a Participating Insurance Company.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE TRUST

    Variable Annuity Portfolios is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on October 18, 1996. This Statement of Additional Information describes shares of Smith Barney Small Cap Growth Opportunities Portfolio (the "fund"), which is a separate series of the trust. Prior to March 2, 1998 the fund was called Landmark Small Cap Equity VIP Fund. Prior to May 1, 2001, the fund was called CitiFunds(R) Small Cap Growth VIP Portfolio. The fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by Separate Accounts of Participating Insurance Companies and for Qualified Plans. References in this Statement of Additional Information to the "Prospectus" of the fund are to the fund's Prospectus, dated April 29, 2005.

    The fund is a diversified fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer.

    Smith Barney Fund Management LLC ("SBFM" or the "manager") is the manager of the fund. The manager manages the investments of the fund from day to day in accordance with the fund's investment objective and policies. The selection of investments for the fund and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces.


    The Board of Trustees of the trust provides broad supervision over the affairs of the fund. Shares of the fund are continuously sold by Citigroup Global Markets Inc. (formerly Salomon Smith Barney, Inc.), the fund's distributor ("CGM" or the "distributor"), only to Separate Accounts and Qualified Plans.


                    2.  INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the fund is long-term capital growth. Dividend income, if any, is incidental to this investment objective.

    The fund's Prospectus contains a discussion of the principal investment strategies of the fund and the principal risks of investing in the fund. The following supplements the information contained in the fund's Prospectus concerning the investment policies and techniques of the fund.

    The policies described herein and those described below under "Description of Permitted Investments and Investment Practices" are not fundamental and may be changed without shareholder approval.

    Of course, there can be no assurance that the fund will achieve its objective.

    Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of small cap companies and related investments. Although this specific investment policy may be changed without shareholder approval, the fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its 80% policy.

                   3.  DESCRIPTION OF PERMITTED INVESTMENTS
                AND INVESTMENT PRACTICES AND ASSOCIATED RISKS

    This section contains a discussion of certain investment practices and certain of the risks associated with those practices, and supplements the description of the fund's investments and risks contained in the Prospectus. The fund may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in the fund's Prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the manager's investment strategies for the fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager's opinion, make economic sense.

OPTIONS

    The fund may write covered call and put options and purchase call and put options on securities for hedging and non-hedging purposes. Call and put options written by the fund may be covered in the manner set forth below, or the fund will segregate cash or liquid securities equal to the value of the securities underlying the option.

    A call option written by the fund is "covered" if the fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash or liquid securities in a segregated account. A put option written by the fund is "covered" if the fund maintains cash or liquid securities with a value equal to the exercise price in a segregated account, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the fund in cash or liquid securities in a segregated account. Put and call options written by the fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Even if the fund's obligation is covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise. Covering an option does not protect the fund from risk of loss.

    When the fund writes a call option, the fund, in return for a fee, or "premium", agrees to sell a security at the exercise price, if the holder exercises the right to purchase prior to the expiration date of the call option. If the fund holds the security in question, the fund gives up some or all of the opportunity to profit from the increase in the market price of the security during the life of the option. The fund retains the risk of loss should the price of the security decline. If the option expires unexercised, the fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the fund realizes a gain or loss equal to the difference between the fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

    The fund may terminate a call option it has written before it expires by entering into a closing purchase transaction. The fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from closing a purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, if the fund holds the underlying security any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security. If the fund does not hold the underlying security, the fund's loss could be unlimited.

    The fund may write put options in an attempt to enhance its current return. Such option transactions may also be used as a limited form of hedging against an increase in the price of securities that the fund plans to purchase. A put option written by the fund gives the holder the right to sell, and, in return for a premium, obligates the fund to buy, a security at the exercise price at any time before the expiration date.

    In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the fund may also receive a return on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a loss to the fund, unless the security later appreciates in value. The fund may terminate a put option it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

    The fund may purchase options for hedging purposes or to increase the fund's return. When put options are purchased as a hedge against a decline in the value of portfolio securities, the put options may be purchased at or about the same time that the fund purchases the underlying security or at a later time. If such decline occurs, the put options will permit the fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. Similarly, when put options are used for non-hedging purposes, the fund may make a profit when the price of the underlying security or instrument falls below the strike price. If the price of the underlying security or instrument does not fall sufficiently, the options may expire unexercised and the fund would lose the premiums it paid for the option. If the price of the underlying security or instrument falls sufficiently and the option is exercised, the amount of any resulting profit will be offset by the amount of premium paid.

    The fund may purchase call options to hedge against an increase in the price of securities that the fund anticipates purchasing in the future. If such increase occurs, the call option will permit the fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the fund and the premium would be lost.

    Call options may also be purchased in order to increase the fund's return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a call option may be sold by the fund in closing sale transactions, which are sales by the fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend upon whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The purchase of call options on securities that the fund owns, when the fund is substantially fully invested, is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility.

    The fund may write (sell) call and put options and purchase call and put options on securities indices. The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (2) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

    The fund may cover call options on securities indices by owning securities whose price changes, in the opinion of the manager or a subadviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index and, in that event, the fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The fund may also cover call options on securities indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash or liquid securities in a segregated account. The fund may cover put options on securities indices by maintaining cash or liquid securities with a value equal to the exercise price in a segregated account or by holding a put on the same securities index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the fund in cash or liquid securities in a segregated account. Put and call options on securities indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Investors should be aware that although the fund will only write call or put options on securities indices that are covered, covering an option does not protect the fund from risk of loss.

    The fund will receive a premium from writing a put or call option, which increases the fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the fund has written a call option falls or remains the same, the fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the fund's stock investments. By writing a put option, the fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the fund correlate with changes in the value of the index, writing covered put options on indices will increase the fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

    The fund may purchase put options on securities indices when the portfolio managers believe that there may be a decline in the prices of the securities covered by the index. The fund will realize a gain if the put option appreciates in excess of the premium paid for the option. If the option does not increase in value, the fund's loss will be limited to the premium paid for the option plus related transaction costs.

    The fund may purchase call options on securities indices to take advantage of an anticipated broad market advance, or an advance in an industry or market segment. The fund will bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on securities indices when the fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility.

    Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of the fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. However, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the portfolio managers desire that the fund engage in such a transaction.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the fund realizes a gain or loss from purchasing or writing options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by the fund of options on securities indices is subject to the portfolio managers' ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities. When the fund purchases or writes securities index options as a hedging technique, the fund's success will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected.

    The fund's purchase or sale of securities index options in an attempt to enhance performance involves speculation and may be very risky and cause losses, which, in the case of call options written, are potentially unlimited.

    The fund may purchase over-the-counter ("OTC") or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation assures that all transactions are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the fund, the fund would lose the premium it paid for the option and the expected benefit of the transaction.

    Listed options may have a liquid market while dealer options have none. Consequently, the fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the fund writes a dealer option, it generally will be able to close out the option prior to the expiration only by entering into a closing purchase transaction with the dealer to which the fund originally sold the option. Although the fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the fund, there can be no assurance that the fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the fund. Until the fund, as an OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the fund may be unable to liquidate a dealer option.

    The fund may purchase and write options on foreign currencies as more fully described in "Foreign Currency Exchange Transactions" below. The fund may also purchase or write call options on futures contracts as more fully described in "Options on Futures Contracts" below.

    The use of options by the fund may involve leveraging. Leveraging adds increased risks to the fund, because the fund's losses may be out of proportion to the amount invested in the instrument--a relatively small investment may lead to much greater losses.

FUTURES CONTRACTS

    The fund may enter into stock index futures contracts for hedging purposes and for nonhedging purposes.

    A futures contract is an agreement between two parties for the purchase or sale for future delivery of securities or for the payment or acceptance of a cash settlement based upon changes in the value of the securities or of an index of securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. Futures contracts in the United States have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Futures contracts may also be traded on markets outside the U.S.

    Future contracts on individual equity securities have recently become available in the United States and may be available in foreign markets. The fund may purchase and sell these contracts to the extent consistent with its investment objectives and regulatory requirements applicable to investment companies.

    The fund may buy and sell stock index futures contracts to attempt to increase investment return, to gain stock market exposure while holding cash available for investments and redemptions, or to protect against a decline in the stock market.

    A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at the price agreed upon when the contract is made. A unit is the current value of the stock index.

    The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index (the "S&P 100 Index") is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the fund will gain $400 (100 units x gain of $4) reduced by transaction costs. If the fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the fund will lose $200 (100 units x loss of $2) increased by transaction costs.

    Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

    The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contract was originally entered into. There can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held by the fund, which could require the fund to purchase or sell the instrument underlying the futures contract or to meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the ability effectively to use futures transactions for hedging or other purposes.

    The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    Investments in futures contracts also entail the risk that if the portfolio managers' investment judgment about the general direction of interest rates, equity markets, or other economic factors is incorrect, the fund's overall performance may be poorer than if any such contract had not been entered into. For example, if the fund entered into a stock index futures contract in the belief that the prices of the stocks comprising the index would increase, and prices decreased instead, the fund would have both losses in its portfolio securities as well as in its futures positions.

    In addition, an amount of cash or liquid securities will be maintained by the fund in a segregated account so that the amount so segregated, plus the applicable margin held on deposit, will be approximately equal to the amount necessary to satisfy the fund's obligations under the futures contract, or the fund will otherwise "cover" its positions in accordance with applicable policies and regulations.

    The use of futures contracts potentially exposes the fund to the effects of "leveraging," which occurs when futures are used so that the fund's exposure to the market is greater than it would have been if the fund had invested directly in the underlying securities. "Leveraging" increases the fund's potential for both gain and loss.

SINGLE STOCK FUTURES

    Recent legislation permits the trading on U.S. exchanges of standardized futures contracts on individual equity securities, such as common stocks, exchange traded funds and American Depository Receipts, as well as narrow-based securities indices, generally called security futures contracts or "SFCs". As with other futures contracts, an SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20 percent) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and losses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent news events involving the issuer of the security, it may be difficult or impossible for a fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which the fund may invest, where the fund has the right, but not the obligation, to buy or sell a security prior to the expiration date, if the fund has a position in an SFC, the fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

OPTIONS ON FUTURES CONTRACTS

    The fund may purchase and write options to buy or sell futures contracts in which the fund may invest. These investment strategies may be used for hedging purposes and for non-hedging purposes, subject to applicable law.

    An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

    A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profits or loss on the transaction.

    Options on futures contracts that are written or purchased by the fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges.

    The fund may cover the writing of call options on futures contracts (a) through purchases of the underlying futures contract, (b) through ownership of the instrument, or instruments included in the index underlying the futures contract, or (c) through the holding of a call on the same futures contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the fund in cash or securities in a segregated account. The fund may cover the writing of put options on futures contracts
(a) through sales of the underlying futures contract, (b) through segregation of cash or liquid securities in an amount equal to the value of the security or index underlying the futures contract, (c) through the holding of a put on the same futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the fund in cash or liquid securities in a segregated account. Put and call options on futures contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call option on a futures contract written by the fund, the fund will be required to sell the underlying futures contract which, if the fund has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract written by the fund is exercised, the fund will be required to purchase the underlying futures contract which, if the fund has covered its obligation through the sale of such contract, will close out its futures position.

    The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities deliverable on exercise of the futures contract. The fund will receive an option premium when it writes the call, and, if the price of the futures contract at expiration of the option is below the option exercise price, the fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the fund's security holdings. Similarly, the writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities deliverable upon exercise of the futures contract. If the fund writes an option on a futures contract and that option is exercised, the fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. The fund's ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities held by the fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and the fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for the fund to incur a loss on both the hedging instrument and the futures contract being hedged.

    The fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.

    The fund may also purchase options on futures contracts for non-hedging purposes, in order to take advantage of projected market advances or declines or changes in interest rates or exchange rates. For example, the fund can buy a call option on a futures contract when the portfolio managers believe that the underlying futures contract will rise. If prices do rise, the fund could exercise the option and acquire the underlying futures contract at the strike price or the fund could offset the long call position with a sale and realize a profit. Or, the fund can sell a call option if the portfolio managers believe that futures prices will decline. If prices decline, the call will likely not be exercised and the fund would profit. However, if the underlying futures contract should rise, the buyer of the option would likely exercise the call against the fund and acquire the underlying futures position at the strike price; the fund's loss in this case could be unlimited.

    The fund's use of options on futures contracts may involve leveraging. Leveraging adds increased risks to the fund, because the fund's losses may be out of proportion to the amount invested in the instrument -- a relatively small investment may lead to much greater losses.


FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    Because the fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the fund may engage in foreign currency exchange transactions as an attempt to protect against uncertainty in the level of future foreign currency exchange rates or as an attempt to enhance performance.

    The fund may enter into foreign currency exchange transactions to convert U.S. currency to non-U.S. currency and non-U.S. currency to U.S. currency, as well as convert one non-U.S. currency to another non-U.S. currency. The fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange markets, or uses forward contracts to purchase or sell non-U.S. currencies.

    The fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades. The fund may enter into forward contracts for hedging and non-hedging purposes, including transactions entered into for the purposes of profiting from anticipated changes in foreign currency exchange rates.

    Forward contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the futures and options contracts described herein.

    When the fund enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of non-U.S. currency involved in the underlying security transaction, the fund may be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non-U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

    When the portfolio managers believe that the currency of a particular country may suffer a substantial decline against the U.S. dollar, the fund may enter into a forward contract to sell the non-U.S. currency, for a fixed amount of U.S. dollars. If the fund owns securities in that currency, the portfolio managers may enter into a contract to sell the non-U.S. currency in an amount approximating the value of some or all of the fund's securities denominated in such non-U.S. currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible since the future value of such securities in non-U.S. currencies changes as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

    At the maturity of a forward contract, the fund will either deliver the non-U.S. currency, or terminate its contractual obligation to deliver the non-U.S. currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the non-U.S. currency. If the fund engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date the fund enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the fund will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the fund will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.

    Where the fund enters into a forward contract with respect to securities it holds denominated in the non- U.S. currency, it is impossible to forecast with precision the market value of the fund's securities at the expiration of a forward contract. Accordingly, it may be necessary for the fund to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the fund is obligated to deliver.

    When the fund enters into a forward contract for non-hedging purposes, there is a greater potential for profit but also a greater potential for loss. For example, the fund may purchase a given foreign currency through a forward contract if the value of such currency is expected to rise relative to the U.S. dollar or another foreign currency. Conversely, the fund may sell the currency through a forward contract if the value of the currency is expected to decline against the dollar or another foreign currency. The fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase gross income. Where exchange rates do not move in the direction or the extent anticipated, however, the fund may sustain losses which will reduce its gross income. Such transactions should be considered speculative and could involve significant risk of loss.

    When entering into forward contracts, the fund intends to comply with policies of the SEC concerning forward contracts. Those policies currently require that an amount of the fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment or that the fund otherwise covers its position in accordance with applicable regulations and policies.

    The fund may purchase put options on a currency in an attempt to protect against currency rate fluctuations or to seek to enhance gains. When the fund purchases a put option on a currency, the fund will have the right to sell the currency for a fixed amount in U.S. dollars, or other currency. Conversely, where a rise in the value of one currency is projected against another, the fund may purchase call options on the currency, giving it the right to purchase the currency for a fixed amount of U.S. dollars or another currency. The fund may purchase put or call options on currencies, even if the fund does not currently hold or intend to purchase securities denominated in such currencies.

    The benefit to the fund from purchases of currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the directionor to the extent anticipated, the fund could sustain losses on transactions in foreign currency options.

    The fund may write options on currencies for hedging purposes or otherwise in an attempt to achieve its investment objective. For example, where the fund anticipates a decline in the value of the U.S. dollar value of a foreign security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the fund may be offset by the amount of the premium received. If the expected decline does not occur, the fund may be required to sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The fund could also write call options on a currency, even if it does not own any securities denominated in that currency, in an attempt to enhance gains. In that case, if the expected decline does not occur, the fund would be required to purchase the currency and sell it at a loss, which may not be offset by the premium received. The losses in this case could be unlimited.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a foreign security to be acquired because of an increase in the U.S. dollar value of the currency in which the underlying security is primarily traded, the fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the fund to hedge such increased cost up to the amount of the premium. However, the writing of a currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, the fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The fund could also write put options on a currency, even if it does not own, or intend to purchase, any securities denominated in that currency. In that case, if the expected increase does not occur, the fund would be required to purchase the currency at a price that is greater than the current exchange rate for the currency, and the losses in this case could exceed the amount of premium received for writing the options, and could be unlimited.

    Options on foreign currencies are traded on U.S. or foreign exchanges or in the over-the-counter market. The fund may enter into transactions in options on foreign currencies that are traded in the over-the-counter market. These transactions are not afforded the protections provided to traders on organized exchanges or those regulated by the CFTC. In particular, over-the-counter options are not cleared and guaranteed by a clearing corporation, thereby increasing the risk of counterparty default. In addition, there may not be a liquid market on these options, which may prevent the fund from liquidating open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market conditions.

    The purchase and sale of foreign currency options are subject to the risks of the availability of a liquid secondary market and counterparty risk, as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible interventions by governmental authorities and the effects of other political and economic events. In addition, the value of the fund's positions in foreign currency options could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, and (4) imposition of different exercise and settlement terms and procedures and margin requirements than in the United States.

    In addition, because foreign currency transactions occurring in the interbank market generally involve substantially larger amounts than those that may be involved in the use of foreign currency options, the fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets, or other markets used by the fund are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that may not be reflected in the U.S. or other markets used by the fund.

    Put and call options on non-U.S. currencies written by the fund will be covered by segregation of cash and liquid securities in an amount sufficient to discharge the fund's obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

    The fund may engage in proxy hedges and cross hedges. For example, in a proxy hedge, the fund, having purchased a security, would sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold might be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. The fund may enter into a cross hedge if a particular currency is expected to decrease against another currency. For example, the fund would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an attempt to protect against declines in value of the fund's holdings denominated in the currency sold.

    Investing in ADRs and other depository receipts presents many of the same risks regarding currency exchange rates as investing directly in securities traded in currencies other than the U.S. dollar. Because the securities underlying ADRs are traded primarily in non-U.S. currencies, changes in currency exchange rates will affect the value of these receipts. For example, a decline in the U.S. dollar value of another currency in which securities are primarily traded will reduce the U.S. dollar value of such securities, even if their value in the other non-U.S. currency remains constant, and thus will reduce the value of the receipts covering such securities. The fund may employ any of the above described foreign currency hedging techniques to protect the value of its assets invested in depository receipts.

    Of course, the fund is not required to enter into the transactions described above and does not do so unless deemed appropriate by the portfolio managers. It should be realized that under certain circumstances, the fund may not be able to hedge against a decline in the value of a currency, even if the portfolio managers deem it appropriate to try to do so, because doing so would be too costly. Transactions entered into to protect the value of the fund's securities against a decline in the value of a currency (even when successful) do not eliminate fluctuations in the underlying prices of the securities. Additionally, although hedging transactions may tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.

    Investors should also be aware of the increased risk to the fund and its investors when it enters into foreign currency exchange transactions for non-hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which are not offset by increases in the value of the fund's other assets. Although the fund is required to segregate assets or otherwise cover certain types of transactions, this does not protect the fund against risk of loss. Furthermore, the fund's use of foreign currency exchange transactions may involve leveraging. Leveraging adds increased risks to the fund, because the fund's losses may be out of proportion to the amount invested in the instrument -- a relatively small investment may lead to much greater losses.

ADDITIONAL DISCLOSURE REGARDING DERIVATIVES

    The fund will not be a commodity pool. In addition, the manager has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the rules of the Commodity Futures Trading Commission ("CFTC").

    Transactions in options may be entered into on U.S. exchanges regulated by the SEC, in the over-the-counter market and on foreign exchanges, while forward contracts may be entered into only in the over-the-counter market. Futures contracts and options on futures contracts may be entered into on U.S. exchanges regulated by the CFTC and on foreign exchanges. The securities underlying options and futures contracts traded by the fund may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.

    Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets. For example, the fund may sell futures contracts on an index of securities in order to profit from any anticipated decline in the value of the securities comprising the underlying index. In such instances, any losses on the futures transactions will not be offset by gains on any portfolio securities comprising such index, as might occur in connection with a hedging transaction.

    The use of certain derivatives, such as futures, forward contracts, and written options may involve leverage for the fund because they create an obligation, or indebtedness, to someone other than the fund's investors and enable the fund to participate in gains and losses on an amount that exceeds its initial investment. If the fund writes a stock put option, for example, it makes no initial investment, but instead receives a premium in an amount equal to a fraction of the price of the underlying stock. In return, the fund is obligated to purchase the underlying stock at a fixed price, thereby being subject to losses on the full stock price.

    Likewise, if the fund purchases a futures contract, it makes an initial margin payment that is typically a small percentage of the contract's price. However, because of the purchase, the fund will participate in gains or losses on the full contract price.

    Other types of derivatives provide the economic equivalent of leverage because they display heightened price sensitivity to market fluctuations, such as changes in stock prices or interest rates. These derivatives magnify the fund's gain or loss from an investment in much the same way that incurring indebtedness does. For example, if the fund purchases a stock call option, the fund pays a premium in an amount equal to a fraction of the stock price, and in return, the fund participates in gains on the full stock price. If there were no gains, the fund generally would lose the entire initial premium.

    Options, futures contracts, options on futures contracts, forward contracts and swaps may be used alone or in combinations in order to create synthetic exposure to securities in which the fund otherwise invests.

    The use of derivatives may increase the amount of taxable income of the fund and may affect the amount, timing and character of the fund's income for tax purposes, as more fully discussed herein in the section entitled "Tax Matters."


REPURCHASE AGREEMENTS

    The fund may invest in repurchase agreements collateralized by securities in which the fund may otherwise invest. Repurchase agreements are agreements by which the fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (frequently overnight and usually not more than seven days) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. The fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although the fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the fund must be fully collateralized at all times during the period of the agreement in that the value of the underlying security must be at least equal to the amount of the loan, including the accrued interest thereon, and the fund or its custodian or sub-custodian must have control of the collateral, which the manager believes will give the fund a valid, perfected security interest in the collateral. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the fund may suffer delays and incur costs in connection with the disposition of the collateral. The manager believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the fund. All repurchase agreements entered into by the fund are fully collateralized, with such collateral being marked to market daily. In the event of the bankruptcy of the other party to a repurchase agreement, the fund could experience delays in recovering the resale price. To the extent that, in the meantime, the value of the securities purchased has decreased, the fund could experience a loss.

REVERSE REPURCHASE AGREEMENTS

    The fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the fund and the agreement by the fund to repurchase the securities at an agreed-upon price, date and interest payment. When the fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be segregated. The segregation of assets could impair the fund's ability to meet its current obligations or impede investment management if a large portion of the fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing by the fund. In the event of the bankruptcy of the other party to a reverse repurchase agreement, the fund could experience delays in recovering the securities sold. To the extent that, in the meantime, the value of the securities sold has increased, the fund could experience a loss.

ETFS OR EXCHANGE TRADED FUNDS

    The fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the fund exposure to the securities comprising the index on which the ETF is based, and the fund will gain or lose value depending on the performance of the index.

    Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day based on market values, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the fund intends to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index based ETFs tend to closely track the actual net asset value of the underlying portfolios. Recently launched ETFs, which are not structured as investment companies, invest in gold bullion. In the future, as new products become available, the fund may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. Gains or losses on the fund's investment in ETFs will depend on the purchase and sale price of the ETF, rather than on changes in the underlying net asset value of the ETF.

SECURITIES OF NON-U.S. ISSUERS

    The fund may invest in securities of non-U.S. issuers. Investing in securities issued by foreign governments or by companies whose principal business activities are outside the United States may involve significant risks not present in U.S. investments. For example, the value of such securities fluctuates based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about non-U.S. issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Non-U.S. issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Investments in securities of non-U.S. issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of other countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

    It is anticipated that in most cases the best available market for securities of non-U.S. issuers would be on exchanges or in over-the-counter markets located outside the U.S. Non-U.S. securities markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some non-U.S. issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Non-U.S. securities trading practices, including those involving securities settlement where the fund's assets may be released prior to receipt of payments, may expose the fund to increased risk in the event of a failed trade or the insolvency of a non-U.S. broker-dealer. In addition, non-U.S. brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of non-U.S. securities exchanges, brokers and listed companies than in the U.S.

    Investments in closed-end investment companies which primarily hold securities of non-U.S. issuers may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

    American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other forms of depository receipts for securities of non-U.S. issuers provide an alternative method for the fund to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

    ADRs, EDRs, and GDRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depository receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.

    The fund may invest in securities of non-U.S. issuers that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than securities of non-U.S. issuers of the same class that are not subject to such restrictions.

    The risks described above, including the risks of nationalization or expropriation of assets, are typically increased to the extent that the fund invests in issuers located in less developed and developing nations, whose securities markets are sometimes referred to as "emerging securities markets." Investments in securities located in such countries are speculative and subject to certain special risks. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.

    In addition, unanticipated political or social developments may affect the value of the fund's investments in these countries and the availability to the fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the fund's investment in such countries illiquid and more volatile than investments in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

EURO CONVERSION


    An increasing number of European countries participate in the European Economic and Monetary Union ("EMU") and many of those countries have adopted the euro as its sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the fund's portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the fund.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements and in order to generate income, the fund may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities are secured continuously by collateral in cash, cash equivalents or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral is invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral also receives compensation based on investment of the collateral (subject to a rebate payable to the borrower). Where the borrower provides the fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the portfolio managers to be of good standing, and when, in the judgment of the portfolio managers, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, the fund could suffer loss if the borrower terminates the loan and the fund is forced to liquidate investments in order to return the cash collateral to the buyer. The portfolio managers will make loans only when, in the judgment of the portfolio managers, the consideration which can be earned currently from loans of this type justifies the attendant risk. If the portfolio managers determine to make loans, it is not intended that the value of the securities loaned by the fund would exceed 30% of the market value of its total assets.


WHEN-ISSUED SECURITIES

    The fund may purchase securities on a "when-issued" or on a "forward delivery" basis, meaning that delivery of the securities will occur beyond customary settlement time. It is expected that, under normal circumstances, the fund would take delivery of such securities, but the fund may sell them before the settlement date. In general, the fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. When the fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with SEC policies. Since those policies currently require that an amount of the fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the fund intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of the fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

CONVERTIBLE SECURITIES

    The fund may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

    In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

RULE 144A SECURITIES

    Consistent with applicable investment restrictions, the fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act ("Rule 144A securities"). However, the fund will not invest more than 15% of its net assets (taken at market value) in illiquid investments, which includes securities for which there is no readily available market, securities subject to contractual restrictions on resale and Rule 144A securities, unless, in the case of Rule 144A securities, the board of trustees of the trust determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The trustees have adopted guidelines and, subject to oversight by the trustees, have delegated to the manager the daily function of determining and monitoring liquidity of Rule 144A securities.

PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS

    The fund may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price.

BANK OBLIGATIONS

    The fund may invest in bank obligations, i.e., certificates of deposit, time deposits including Eurodollar time deposits, and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

COMMERCIAL PAPER

    The fund may invest in commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

OTHER INVESTMENT COMPANIES

    Subject to applicable statutory and regulatory limitations, assets of the fund may be invested in shares of other investment companies. The fund may invest up to 5% of its assets in closed-end investment companies as permitted by applicable law.

SECURITIES RATED BAA OR BBB

    The fund may purchase securities rated Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Ratings Services and securities of comparable quality, which may have poor protection of payment of principal and interest. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

    Subsequent to its purchase by the fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. In addition, it is possible that Moody's, S&P and other rating agencies might not timely change their ratings of a particular issue to reflect subsequent events. In these circumstances the manager will consider whether the security continues to be an appropriate investment for the fund.


ADDITIONAL INFORMATION


    At times, a substantial portion of the fund's assets may be invested in securities as to which the fund, by itself or together with other funds and accounts managed by the manager and its affiliates, holds all or a major portion. Although the manager generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when it believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default under such securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

DEFENSIVE STRATEGIES

    The fund may, from time to time, take temporary defensive positions that are inconsistent with the fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the fund may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal.

                         4.  INVESTMENT RESTRICTIONS

    The trust, on behalf of the fund, has adopted the following policies which may not be changed with respect to the fund without approval by holders of a majority of the outstanding voting securities of the fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the fund present at a meeting at which the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    The fund may not:

        (1) Borrow money, if such borrowing is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

        (2) Make loans to other persons if such loans are specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

        (3) Purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the fund more than 10% of the voting securities of such issuer to be held by the fund; provided that, for purposes of this restriction, the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further that the fund may invest all or substantially all of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

        (4) Purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the fund's total assets more than 5% of the fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state); provided that for purposes of this restriction, the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further that the fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

        (5) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the fund's investment objectives, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction.

        (6) Underwrite securities issued by other persons, except that all or any portion of the assets of the fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the fund may technically be deemed an underwriter under the Securities Act in selling a security.

        (7) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the fund from purchasing or selling futures contracts or options thereon, and the fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the fund).

        (8) Issue any senior security (as that term is defined in the 1940
    Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

NON-FUNDAMENTAL RESTRICTIONS

    The fund does not as a matter of operating policy borrow money in excess of 10% of the total assets of the fund (taken at cost), except that the fund may borrow up to 25% of its total assets when such borrowing is necessary to meet redemption requests (moreover, the fund will not purchase any securities for the fund at any time at which borrowings exceed 5% of the total assets of the fund (taken at market value)).

    This policy is not fundamental and may be changed by the fund without the approval of its shareholders.

PERCENTAGE AND RATING RESTRICTIONS

    If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the fund's Prospectus is adhered to at the time an investment is made or assets are so utilized, other than a policy with respect to borrowing, a later change in percentage resulting from changes in circumstances will not be considered a violation of policy. If the value of the fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the board of trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

        5.  DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

    The net asset value per share of the fund is determined on each day during which the New York Stock Exchange ("NYSE") is open for trading ("business day"). As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and during emergencies. This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the fund, then subtracting the liabilities attributable to the fund, and then dividing the result by the number of outstanding shares of the fund. The net asset value per share is effective for orders received and accepted by the trust prior to its calculation.


    For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates or if there are no market rates, at fair value, at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities. Portfolio securities listed on the NASDAQ National Market and NASDAQ Small Cap Market for which market quotations are available are valued at the official closing price, or, if there is no official closing price on that day, at the last sale price. Securities listed on a non-U.S. exchange are normally valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the board of trustees of the trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. If the pricing service is unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable or if events materially affecting the value of securities occur between the time at which the market price is determined and the time when the fund's net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the board of trustees of the trust. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the board of trustees of the trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued using fair value procedures established by and under the general supervision of the board of trustees of the trust.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the NYSE. Trading may also take place on days on which the Exchange is closed and on which it is not possible to purchase or redeem shares of the fund. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.


    Interest income on long-term obligations held for the fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of any premiums.

    The Prospectus for the fund contains further information on the procedures, including the fair value procedures approved by the Board of Trustees, to be used to value the fund's securities.

      6.  ADDITIONAL INFORMATION ON THE PURCHASE AND SALE OF FUND SHARES

    Individuals cannot buy shares of the fund directly, but can invest in the fund by purchasing a variable annuity contract or variable life insurance policy offered by a Participating Insurance Company Separate Account or through Qualified Plans. The Separate Accounts and Qualified Plans buy fund shares.

    Purchase orders received by the fund or its agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date").

    From time to time, the fund's distributor or the manager, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the fund. Such concessions provided by the fund's distributor or the manager may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the fund, and/or other dealer-sponsored events. From time to time the fund's distributor or the manager may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

    Subject to compliance with applicable regulations, the trust has reserved the right to pay the redemption or repurchase price of shares of the fund, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares or beneficial interests being sold. If a holder of shares or beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

    The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets the fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the fund's shareholders.

    Shares of the fund may be sold to and held by Separate Accounts that fund variable annuity and variable life insurance contracts issued by both affiliated and unaffiliated Participating Insurance Companies. The fund currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of affiliated and unaffiliated Participating Insurance Companies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts between affiliated or unaffiliated Participating Insurance Companies. Nevertheless, the trustees will monitor events to seek to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. Should a material irreconcilable conflict arise between the holders of variable annuity contracts and variable life insurance policies of affiliated or unaffiliated Participating Insurance Companies, the Participating Insurance Companies may be required to withdraw the assets allocable to some or all of the Separate Accounts from the fund. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders. The variable annuity contracts and variable life insurance policies are described in separate prospectuses issued by the Participating Insurance Companies. The fund assumes no responsibility for such prospectuses.

                                7.  MANAGEMENT

    The fund is supervised by the board of trustees of the trust. A majority of the trustees are not affiliated with the manager.


    The trustees and officers of the trust, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup the trustees oversee, and other board memberships they hold are set forth below. Unless otherwise noted, the address of each trustee and officer is Citigroup Asset Management, c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. Each trustee and officer holds office until that individual resigns, retires or is otherwise removed.


    An asterisk in the table below identifies those trustees and officers who are "interested persons" of the trust as defined in the 1940 Act. Each trustee and officer of the trust noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below.


                                            POSITION HELD                                                    NUMBER OF INVESTMENT
                                             WITH TRUST                PRINCIPAL OCCUPATION DURING           COMPANIES ASSOCIATED
                                             AND LENGTH                      PAST 5 YEARS AND                   WITH CITIGROUP
NAME AND AGE                               OF TIME SERVED                OTHER DIRECTORSHIPS HELD             OVERSEEN BY TRUSTEE
------------                               --------------              ---------------------------            -------------------

INTERESTED TRUSTEE


R. Jay Gerken*                         Chairman of the Board    Managing Director of Citigroup Global       222
Born: 1951                             and Trustee since 2002   Markets ("CGM"); Chairman, President and
                                                                Chief Executive Officer of Smith Barney
                                                                Fund Management LLC ("SBFM"), Travelers
                                                                Investment Adviser, Inc. ("TIA") and Citi
                                                                Fund Management ("CFM"); President and
                                                                Chief Executive Officer of certain mutual
                                                                funds associated with Citigroup Inc.;
                                                                formerly portfolio manager of Smith Barney
                                                                Growth and Income Fund (1996-2001) and
                                                                Smith Barney Allocation Series Inc.
                                                                (1996-2001).

DISINTERESTED TRUSTEES

Elliott J. Berv                        Trustee since 1996       Board Member, American Identity Corp.       37
Born: 1943                                                      (doing business as Morpheus Technologies)
                                                                (biometric information management) (since
                                                                2001; consultant since 1999); Director,
                                                                Lapoint Industries (Industrial Filter
                                                                Company) (since 2002); Executive Vice
                                                                President and Chief Operations Officer,
                                                                DigiGym Systems (on-line personal training
                                                                systems) (since 2001); President, Catalyst
                                                                (consulting) (since 1984); Director,
                                                                Alzheimer's Association (New England
                                                                Chapter) (since 1998). Chief Executive
                                                                Officer, MotoCity USA (motorsport racing)
                                                                (since 2004); Board member, Savannah Music
                                                                Festival.

Mark T. Finn                           Trustee since 1996       Chairman and Owner, Vantage Consulting      37
Born: 1943                                                      Group, Inc. (investment advisory and
                                                                consulting firm) (since 1988; consultant
                                                                prior to 1988); Adjunct Professor, William
                                                                & Mary College (since 2002); Principal/
                                                                Member, Balvan Partners/Balfour Vantage -
                                                                Manager and General Partner to the Vantage
                                                                Hedge Fund, L.P. (since 2002);  Principal/
                                                                Member, Balvan Partners (investment
                                                                management) (since 2002); former Vice
                                                                Chairman and Chief Operating Officer,
                                                                Lindner Asset Management Company (mutual
                                                                fund company) (from 1999 to 2001); former
                                                                President and Director, Delta Financial,
                                                                Inc. (investment advisory firm) (from 1983
                                                                to 1999); former General Partner and
                                                                Shareholder, Greenwich Ventures LLC
                                                                (investment partnership) (from 1996 to
                                                                2001); former President, Secretary, and
                                                                Owner, Phoenix Trading Co. (commodity
                                                                trading advisory firm) (from 1997 to
                                                                2000).

Stephen Randolph Gross                 Trustee since 2003       Chief Executive Officer, HLB Gross          37
Born: 1947                                                      Collins, P.C. (accounting firm) (since
                                                                1979); Treasurer, Coventry Limited, Inc.
                                                                (since 1985); former Partner, Capital
                                                                Investment Advisory Partners (consulting)
                                                                (2000 - 2002); former Secretary, Carint
                                                                N.A. (manufacturing) (1988 - 2002); former
                                                                Chief Operating Officer, General Media
                                                                Communications, Inc. (March 2003 - August
                                                                2003); former Managing Director,
                                                                Fountainhead Ventures, L.L.C. (consulting)
                                                                (1998 - 2003); former Treasurer, Hank
                                                                Aaron Enterprises (fast food franchise)
                                                                (1985 - 2001); Director, Anderson Calhoun
                                                                (assisted living) (since 1987); former
                                                                Director, United Telesis, Inc.
                                                                (telecommunications) (1997 - 2002); former
                                                                Director, ebank.com, Inc. (1997 - 2004);
                                                                former Director, Yu Save, Inc. (internet
                                                                company) (1998 - 2000); former Director,
                                                                Hotpalm.com, Inc. (wireless applications)
                                                                (1998 - 2000).

Diana R. Harrington                    Trustee since 1996       Professor, Babson College (since 1993);     37
Born: 1940                                                      Independent Consultant (since 1997).

Susan B. Kerley                        Trustee since 1996       Consultant, Strategic Management Advisers,  37
Born: 1951                                                      LLC (investment consulting) (since 1990);
                                                                Lead Independent Director, Mainstay Funds
                                                                (formerly Eclipse Funds) (currently
                                                                supervises 17 investment companies in fund
                                                                complex) (since 1990).

OFFICERS
R. Jay Gerken*                         Chairman, President and  Managing Director of Citigroup Global       222
Born: 1951                             Chief Executive Officer  Markets ("CGM"); Chairman, President and
                                       since 2002               Chief Executive Officer of Smith Barney
                                                                Fund Management LLC ("SBFM"), Travelers
                                                                Investment Adviser, Inc. ("TIA") and Citi
                                                                Fund Management ("CFM"); President and
                                                                Chief Executive Officer of certain mutual
                                                                funds associated with Citigroup Inc.;
                                                                formerly portfolio manager of Smith Barney
                                                                Growth and Income Fund (1996-2001) and
                                                                Smith Barney Allocation Series Inc.
                                                                (1996-2001).

Andrew B. Shoup*                       Chief Administrative     Director of Citigroup Asset Management      N/A
Born: 1956                             Officer and Senior Vice  ("CAM"); Senior Vice President and Chief
Citigroup Asset Management             President since 2003     Administrative Officer of mutual funds
125 Broad Street                                                associated with Citigroup; Treasurer of
10th Floor                                                      certain mutual funds associated with
New York, NY 10004                                              Citigroup Inc.; Head of International
                                                                Funds Administration of CAM (from 2001 to
                                                                2003); Director of Global Funds
                                                                Administration of CAM (from 2000 to 2001);
                                                                Head of U.S. Citibank Funds Administration
                                                                of CAM (from 1998 to 2000).

Frances Guggino*                       Chief Financial          Vice President of CGM; Chief Financial      N/A
Born: 1957                             Officer, Treasurer       Officer, Treasurer and/or Controller of
Citigroup Asset Management             since 2004               certain mutual funds associated with
125 Broad Street                                                Citigroup (since 1991).
New York, NY 10004

Andrew Beagley*                        Chief Compliance         Director, CGM (since 2000); Director of     N/A
Born: 1962                             Officer since 2004;      Compliance, North America, CAM (since
                                       Chief Anti-Money         2000); Chief Anti-Money Laundering
                                       Laundering Compliance    Compliance Officer and Vice President of
                                       Officer since 2002       certain mutual funds associated with
                                                                Citigroup; Director of Compliance, Europe,
                                                                the Middle East and Africa, CAM (from 1999
                                                                to 2000); Compliance Officer, Salomon
                                                                Brothers Asset Management Limited, Smith
                                                                Barney Global Capital Management Inc.,
                                                                Salomon Brothers Asset Management Asia
                                                                Pacific Limited (from 1997 to 1999).

Robert I. Frenkel*                     Chief Legal Officer      Managing Director and General Counsel,      N/A
Born: 1955                             since 2003 and           Global Mutual Funds for CAM (since 1994);
Citigroup Asset Management             Secretary since 2000     Secretary of CFM; Secretary and Chief
300 First Stamford Place                                        Legal Officer of certain mutual funds
Stamford, CT 06902                                              associated with Citigroup.

Thomas C. Mandia*                      Assistant Secretary      Managing Director and Deputy General        N/A
Born: 1962                             since 2000               Counsel, CAM (since 1992); Assistant
300 First Stamford Place                                        Secretary of certain mutual funds
Stamford, CT 06902                                              associated with Citigroup.

Rosemary D. Emmens*                    Assistant Secretary      Director and Associate General Counsel,     N/A
Born: 1969                             since 2000               CAM (since 1998); Assistant Secretary of
Citigroup Asset Management                                      certain mutual funds associated with
300 First Stamford Place                                        Citigroup.
Stamford, CT 06902

Harris Goldblat*                       Assistant Secretary      Director and Associate General Counsel,     N/A
Born: 1969                             since 2000               CAM (since 2000); Assistant Scretary of
Citigroup Asset Management                                      certain mutual funds associated with
300 First Stamford Place                                        Citigroup; Associate, Stroock & Stroock &
Stamford, CT 06902                                              Lavan LLP (1997-2000).

Wendy S. Setnicka*                     Controller since 2004    Vice President of CGM; Controller of        N/A
Born: 1964                                                      certain mutual funds associated with
Citigroup Asset Management                                      Citigroup.
125 Broad Street
10th Floor
New York, NY 10004

    The business affairs of the fund are managed by or under the direction of the board of trustees.

    The board of trustees has a standing Audit Committee comprised of all the trustees who are not "interested persons" of the fund, within the meaning of the 1940 Act. In accordance with its written charter, the Audit Committee's primary purpose is to assist the board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund, the qualifications and independence of the fund's independent registered public accounting firm, and the fund's compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the fund's audits, the fund's accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent trustees of the fund for their ratification, the selection, appointment, retention or termination of the fund's independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund's independent registered public accounting firm to SBFM and any affiliated service providers if the engagement relates directly to the fund's operations and financial reporting. During the most recent fiscal year, the Audit Committee met four times.

    The board of trustees also has a standing Governance Committee and a Performance and Review Committee. All trustees who are not "interested persons" of the fund are members of the Governance and Performance and Review Committees. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the board. The Governance Committee met four times during the fiscal year ended December 31, 2004. The Governance Committee does not have a procedure to consider nominees recommended by shareholders. The Performance and Review Committee is responsible for, among other things, reviewing fund performance and benchmarks and overseeing the implementation and renewal of the Fund's management contract, distribution plans and distribution agreement. The Performance and Review Committee met four times during the fiscal year ended December 31, 2004.

    The following table shows the amount of equity securities owned by the trustees in the fund and in other investment companies associated with Citigroup supervised by the trustees as of December 31, 2004:


                                                     AGGREGATE RANGE OF EQUITY
                                                   SECURITIES IN ALL INVESTMENT
                                DOLLAR RANGE OF      COMPANIES ASSOCIATED WITH
                               EQUITY SECURITIES        CITIGROUP OVERSEEN
NAME OF TRUSTEE                   IN THE FUND             BY THE TRUSTEE
---------------                -----------------   ----------------------------

INTERESTED TRUSTEE
R. Jay Gerken                         $0                   Over $100,000

DISINTERESTED TRUSTEES
Elliott J. Berv                       $0                 $50,001-$100,000
Mark T. Finn                          $0                    $1-$10,000
Stephen Randolph Gross                $0                       None
Diana R. Harrington                   $0                       None
Susan B. Kerley                       $0                    $1-$10,000


    No disinterested trustee owned (nor did certain family members of those trustees own) securities in the manager, CGM, or any person directly or indirectly controlling, controlled by, or under common control with the manager or CGM as of December 31, 2004.

    Information regarding compensation paid to the trustees of the trust for the fiscal year ended December 31, 2004 is set forth below. Mr. Gerken is not compensated by the fund for his service as trustee because of his affiliations with the manager.

    Each fund in the fund complex pays a pro rata share of trustee fees based on asset size. The fund currently pays each of the trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $48,000 plus $12,000 for each regularly scheduled board of trustees meeting attended, $6,000 (or such other amount as may be approved by the lead independent trustee) for each special telephonic or in-person board meeting attended and $500 (or such other amount as may be approved by the lead independent trustee) for each ad hoc telephonic meeting in which that trustee participates. In addition, the lead independent trustee receives an additional $10,000 per year and the Chair of the Audit Committee and Performance and Review Committees will each receive an additional $7,500 per year. The fund will reimburse trustees for travel and out-of-pocket expenses incurred in connection with board of trustees meetings.

TRUSTEES COMPENSATION TABLE

                                                                   PENSION OR
                                                                   RETIREMENT               TOTAL
                                                                    BENEFITS            COMPENSATION          NUMBER OF FUNDS IN
                                               AGGREGATE        ACCRUED AS PART       FROM FUND COMPLEX        COMPLEX SERVED BY
                                             COMPENSATION         OF PORTFOLIO             PAID TO               TRUSTEE AS OF
    TRUSTEE                                  FROM THE FUND          EXPENSES              TRUSTEES             DECEMBER 31, 2004
    -------                                  -------------      ---------------       ------------------      -------------------

INTERESTED TRUSTEES
R. Jay Gerken                                     $ 0                 None                   $0                       222

DISINTERESTED TRUSTEES
Elliott J. Berv                                   $57                 None                $ 90,200                    37
Mark T. Finn                                      $63                 None                $ 95,400                    37
Stephen Randolph Gross                            $ 0                 None                $ 95,300                    37
Diana R. Harrington                               $55                 None                $ 90,100                    37
Susan B. Kerley                                   $75                 None                $120,200                    37


The trustees of the fund have adopted a Trustee Retirement Plan for all trustees who are not "interested persons" of the fund, within the meaning of the 1940 Act. Under the Plan, all trustees are required to retire from the board upon attaining age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as trustee of the trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a trustee during the calendar year ending on or immediately prior to the applicable trustee's retirement. Trustees are first eligible to receive the minimum retirement benefit under the Plan (50% of the maximum benefit) after five years of service and attainment of at least the age of 67. Retirement benefit eligibility increases proportionately with each additional year of service until eligibility for the maximum benefit has been attained. Amounts under the Plan may be paid in twenty equal quarterly installments or, subject to the approval of the disinterested trustees, in a lump sum (discounted to present value). Benefits under the Plan are unfunded.

    The following table shows the estimated retirement benefit that would be payable under the Plan upon retirement at the specified compensation and years-of-service classifications.

      AVERAGE COMPENSATION IN                                               YEARS OF SERVICE
       LAST YEAR OF SERVICE             5 YEARS        6 YEARS        7 YEARS        8 YEARS        9 YEARS      10 YEARS OR MORE
      -----------------------          --------       --------       --------       --------       --------      ----------------
             $ 50,000                  $125,000       $150,000       $175,000       $200,000       $225,000          $250,000
             $ 60,000                  $150,000       $180,000       $210,000       $240,000       $270,000          $300,000
             $ 70,000                  $175,000       $210,000       $245,000       $280,000       $315,000          $350,000
             $ 80,000                  $200,000       $240,000       $280,000       $320,000       $360,000          $400,000
             $ 90,000                  $225,000       $270,000       $315,000       $360,000       $405,000          $450,000
             $100,000                  $250,000       $300,000       $350,000       $400,000       $450,000          $500,000


    Assuming continuous service as a trustee of the fund until the age of mandatory retirement under the Plan, each disinterested trustee will have achieved at least ten credited years of service and will be eligible for the maximum retirement benefit under the Plan. During the fiscal year ended December 31, 2004, former trustees of the trust received the following retirement benefits under the Plan: Mr. Riley C. Gilley, an aggregate of $70,000 in four quarterly installment payments; Mr. E. Kirby Warren, an aggregate of $70,000 in four quarterly installment payments; each of Mr. C. Oscar Morong, Jr. and Mr. Walter E. Robb III received $335,299 in a lump sum payment.


    Officers receive no compensation from the fund, although they may be reimbursed for reasonable travel expenses for attending meetings of the board of trustees.


    As of April 2, 2005, all trustees and officers as a group owned less than 1% of the outstanding shares of the fund. As of April 2, 2005, the following persons owned of record and beneficially 5% or more of the fund's outstanding voting securities:


FUND                                    PERCENT     NAME                                 ADDRESS
----                                    -------     ----                                 -------


Smith Barney Small Cap                   100%       Travelers Life -                     P.O. Box 990027
Growth Opportunities Portfolio                      Annuity Company                      Hartford, CT 06199-0027
                                                    Attn: Shareholder Accounting, 6MS

    The Declaration of Trust of the trust provides that the trust will indemnify its trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the trust unless, as to liability to the trust or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) by vote of a majority of disinterested trustees of the trust, or in a written opinion of independent counsel, that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


    The Declaration of Trust of the trust further provides that (i) the appointment, designation or identification of a trustee as a member or chairperson of a committee of the trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent trustee, or any other special appointment, designation or identification of a trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the by-laws of the trust, a committee charter or a trust policy statement),
(ii) no trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof and (iii) no appointment, designation or identification of a trustee shall effect in any way that trustee's rights to indemnification.

CODE OF ETHICS


    Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment manager and distributor have adopted a code of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.


    Copies of the Codes of Ethics of the fund and its investment manager and distributor are on file with the Securities and Exchange Commission.

PROXY VOTING POLICIES AND PROCEDURES


    Although individual trustees may not agree with particular policies or votes by the manager, the board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.


    Non-equity securities, such as debt obligations and money market instruments are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the manager would vote the proxy in accordance with the principals set forth in the manager's proxy voting policies and procedures, including the procedures that the manager uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the manager or any affiliated person of a fund or the manager, on the other.

    A summary of the manager's policies and procedures with respect to proxy voting is attached as Appendix A to this SAI. This summary gives a general indication as to how the manager will vote proxies relating to equity securities on each issue listed. However, the policies and procedures do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason there may be instances in which votes may vary from the policies and procedures presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with a fund's investment objectives.


    Information on how each fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available
(1) without charge, upon request, by calling 1-800-262-1122, (2) on the fund's website at https://www.citigroupam.com and (3) on the SEC's website at http://www.sec.gov.


MANAGER

    Smith Barney Fund Mangement LLC manages the assets of the fund and provides certain administrative services to the fund pursuant to a Management Agreement (the "Management Agreement"). Subject to such policies as the board of trustees of the trust may determine, the manager manages the securities of the fund and makes investment decisions for the fund. The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing the fund's investments and effecting securities transactions for the fund. The Management Agreement with the trust provides that the manager may delegate the daily management of the securities of the fund to one or more subadvisers.

    The manager is an indirect wholly-owned subsidiary of Citigroup. Citigroup businesses provide a broad range of financial services.

    Unless otherwise terminated, the Management Agreement with the trust relating to the fund will continue in effect indefinitely as long as such continuance is specifically approved at least annually by the board of trustees of the trust or by a vote of a majority of the outstanding voting securities of the fund, and, by a majority of the trustees of the trust who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    The manager provides the fund with general office facilities and supervises the overall administration of the fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the fund's independent contractors and agents; the preparation and filing of all documents required for compliance by the fund with applicable laws and regulations; and arranging for the maintenance of books and records of the fund. Trustees, officers, and investors in the trust are or may be or may become interested in the manager, as directors, officers, employees, or otherwise and directors, officers and employees of the manager are or may become similarly interested in the trust.

    The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the trust when authorized either by a vote of a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the board of trustees of the trust, or by the manager on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Management Agreement with the trust provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any omission in the administration or management of the trust or the performance of its duties under the Management Agreement, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement with the trust.

    In approving the continuation of the Management Agreement, the board, including the independent trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory and administrative services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the fund, compared the fees charged by the manager to those paid by similar funds for comparable services, and analyzed the expenses incurred by the manager with respect to the fund. The Board considered the quality of the manager's advisory, administrative and compliance staffs, including additional compliance resources being added. In addition, the trustees considered information received at regular meetings throughout the year related to each fund's performance and manager services, and benefits potentially accruing to the manager and its affiliates, from transfer agency, distribution and service relationships with the manager and/or affiliates of the manager. The Board also considered other benefits to the manager including benefits relating to the ability of the manager to make the fund's available to clients of the manager together with other financial services offered to clients by the manager and/ or its affiliates.


    After requesting and reviewing such information as they deemed necessary (including additional information provided by the manager in response to inquiries from the independent trustees) and after meetings conducted by the independent trustees without management being present, the board concluded that the continuation of the Management Agreement of the fund was in the best interests of the fund and its shareholders. These conclusions were based upon the board's determination based upon a comparison with other funds in a peer group selected by a third party service provider over one, three and five year periods ending April 30, 2004, that while performance for the three and five year periods was well below the median for the peer group, for the one year period performance was just below that of the peer group, that contractual management fees and actual total expenses after giving effect to waivers and reimbursements were well below those of and compared favorably to the peer group; and that, while the manager's profitability with respect to its services for the fund was substantial, it was not excessive in light of the nature and quality of the services provided by the manager. The board also considered that, although the fee waivers and reimbursements were voluntary, and could be discontinued or modified at any time, the manager had advised the board that overall expense ratios of the fund would not be permitted to increase materially without disclosure to the board. The independent trustees were advised by separate independent legal counsel throughout the process.


    Pursuant to the Management Agreement, the trust pays to the manager, from the assets of the fund, a management fee computed daily and paid monthly at an annual rate equal to 0.75% of the fund's average daily net assets for the fund's then-current fiscal year. The manager may reimburse the fund or waive all or a portion of its management fees.

    Citigroup Inc. affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The manager has informed the fund that, in making its investment decisions, it does not obtain or use material inside information in the possession of any affiliate of Citigroup Inc.

    The fund uses the name "Smith Barney" by agreement with Citi Fund Management Inc. If the manager, or its assignee, ceases to serve as the manager of the fund, the fund will change its name so as to delete the word "Smith Barney."


    For the period January 1, 2002 to May 12, 2002, the fees paid to Citi Fund Management Inc. under a prior management agreement were $34,918. For the period May 13, 2002 to December 31, 2002, and for the fiscal years ended December 31, 2003 and 2004, the fees paid to SBFM under its Management Agreement were $8,054, $203,974 (of which $68,802 was voluntarily waived) and $366,929 (of which $99,339 was voluntarily waived), respectively.


    The manager may retain a sub-administrator.

DISTRIBUTOR

    Citigroup Global Markets Inc., located at 388 Greenwich Street, New York, New York 10013 serves as the fund's distributor pursuant to a written agreement (the "Distribution Agreement") which was approved by the fund's board of trustees, including a majority of the independent trustees.

    The Distribution Agreement is terminable with or without cause, without penalty, on 60 days' notice by the board of trustees of the trust or by vote of holders of a majority of the fund's outstanding voting securities, or on 90 days' notice by CGM. Unless otherwise terminated, the Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the trust's board of trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of the fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the trustees of the trust who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.


    For the fiscal years ended December 31, 2002, 2003 and 2004, the distributor was not paid distribution-related fees with respect to the fund.


EXPENSES

    In addition to amounts payable under the Management Agreement, the fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of trustees that are not affiliated with the manager or the fund's distributor, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums.

TRANSFER AGENT


    The trust has entered into a Transfer Agency and Services Agreement pursuant to which Citigroup Trust Bank, fsb (formerly known as Travelers Bank & Trust, fsb), an affiliate of CGM and the manager ("CTB"), acts as transfer agent for the fund. Under the Transfer Agency and Service Agreement, CTB maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, CTB receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.


    PFPC Inc. ("PFPC"), acts as sub-transfer agent pursuant to an agreement with CTB. Under the sub-transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, and distributes dividends and distributions payable by the fund. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

    The principal place of business of CTB is 125 Broad Street, New York, New York 10004. The principal place of business of PFPC is P.O. Box 9699, Providence, Rhode Island 02940-9699.

CUSTODIAN


    The trust also has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which custodial and fund accounting services, respectively, are provided for the fund. Among other things, State Street calculates the daily net asset value for the fund. Securities may be held by a sub-custodian bank approved by the trustees or their delegate. State Street also acts as the fund's securities lending agent and receives a share of the income generated by such activities.

    The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    PricewaterhouseCoopers LLP is the independent registered public accounting firm for the trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, New York 10017.


COUNSEL

    Bingham McCutchen LLP, 150 Federal Street, Boston, MA 02110, acts as counsel for the fund.

                          8.  PORTFOLIO TRANSACTIONS


    The manager trades securities for the fund if it believes that a transaction net of costs (including custodian charges) will help achieve the fund's investment objective. Changes in the fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for the fund are made by portfolio managers who are employees of the manager and who are appointed and supervised by its senior officers. The portfolio managers may serve other clients of the manager in a similar capacity.


    In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the fund and/or the other accounts over which the manager or its affiliates exercise investment discretion. The manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager or its affiliates have with respect to accounts over which they exercise investment discretion. The trustees of the trust periodically review the commissions paid by the fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the fund.


    For the fiscal year ended December 31, 2004, the fund directed brokerage transactions totaling $1,123,808.89 to brokers because of research services. The amount of brokerage commissions paid on such transactions totaled approximately $2,458.90.

    The management fees that the fund pays to the manager will not be reduced as a consequence of the manager's receipt of research services. While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the manager's other clients. Investment decisions for the fund and other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other portfolios managed by the manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

    For the fiscal years ended December 31, 2002, 2003 and 2004, the fund paid brokerage commissions of $25,771, $247,907 and $337,648, respectively.

    The fund may from time to time place brokerage transactions with the fund's distributor, CGM, or through other brokers that may be considered affiliated persons of the manager or the distributor. The board of trustees has adopted procedures designed to ensure that commissions paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.

    The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

    For each affiliated broker, the tables below set forth the percentage of the fund's aggregate brokerage commissions paid to the broker during the fiscal year ended December 31, 2004, and the percentage of the fund's aggregate dollar amount of transactions involving the payment of commissions effected through the broker during the same period.

    For the fiscal year ended December 31, 2004, the percentage of the fund's aggregate brokerage commissions paid to CGM and the percentage of the fund's aggregate dollar amount of transactions involving the payment of commissions effected through CGM were as follows:

                                              THE PERCENTAGE OF THE FUND'S
     THE PERCENTAGE OF THE FUND'S       AGGREGATE DOLLAR AMOUNT OF TRANSACTIONS
   AGGREGATE BROKERAGE COMMISSIONS        INVOLVING THE PAYMENT OF COMMISSIONS
             PAID TO CGM                          EFFECTED THROUGH CGM
   -------------------------------      ---------------------------------------
                0.04%                                    0.05%

    For reporting purposes, the fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. Increased portfolio turnover necessarily results in correspondingly greater brokerage commissions which must be paid by the fund. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund's investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager deem it advisable to purchase or sell securities.

    For the fiscal years ended December 31, 2003 and 2004, the fund's portfolio turnover rates were 168% and 135%, respectively.


    Increased portfolio turnover necessarily results in correspondingly greater brokerage commissions which must be paid by the fund.

                     9.  DISCLOSURE OF PORTFOLIO HOLDINGS

    The fund has adopted policies and procedures developed by Citigroup Asset Management ("CAM"), the Citigroup business unit that includes the fund's investment manager, with respect to the disclosure of the fund's portfolio securities and any ongoing arrangements to make available information about the fund's portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a fund's portfolio holdings is in the best interests of the fund's shareholders, and that any conflicts of interest between the interests of the fund's shareholders and those of the manager or CGM or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund's portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

    CAM's policy generally provides for the release of details of securities positions once they are considered "stale." Data is considered stale 25 calendar days following quarter-end for a fund. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

    Under the policy, a fund's complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the funds' Internet site that is accessible by the public, or through public release by a third party vendor.

    The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

        1. A fund's top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

        2. A fund's top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

        3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

        4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

        5. A fund's sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of the fund's out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy's general principles.

        6. A fund's portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees, and its independent public accountants, in required regulatory filings or otherwise to governmental agencies and authorities.

    Under the policy, if information about a fund's portfolio holdings is released pursuant to an ongoing arrangement with any party, the fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund's portfolio securities will be reviewed at least annually by the fund's Board.

    The approval of the fund's Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM's legal department, as necessary. Exceptions to the policies are reported to the fund's Board at its next regularly scheduled meeting.


    Currently, the fund discloses its complete portfolio holdings approximately 25 days after calendar quarter end on its website, www.citigroupam.com.

    Set forth below are charts showing those parties with whom CAM, on behalf of the fund, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

    As of April 1, 2005, the fund releases its portfolio holdings to the following recipients:

RECIPIENT                                             FREQUENCY                DELAY BEFORE DISSEMINATION
---------                                             ---------                --------------------------
State Street Bank & Trust Co., (Fund Custodian and    Daily                    None
Accounting Agent)
Institutional Shareholders Services, (Proxy Voting    As necessary             None
Services)
Bloomberg                                             Quarterly                25 Calendar days after Quarter End
Lipper                                                Quarterly                25 Calendar days after Quarter End
S&P                                                   Quarterly                25 Calendar days after Quarter End
Morningstar                                           Quarterly                25 Calendar days after Quarter End
Vestek                                                Daily                    None
Factset                                               Daily                    None

    As of April 1, 2005, the fund may also release its portfolio holdings to the following recipients:

RECIPIENT                                             FREQUENCY                DELAY BEFORE DISSEMINATION
---------                                             ---------                --------------------------
Baseline                                              Daily                    None
Frank Russell                                         Monthly                  1 Day
Callan                                                Quarterly                25 Days after Quarter End
Mercer                                                Quarterly                25 Days after Quarter End
EVestment Alliance                                    Quarterly                25 Days after Quarter End
CRA RogersCasey                                       Quarterly                25 Days after Quarter End
Cambridge Associates                                  Quarterly                25 Days after Quarter End
Marco Consulting                                      Quarterly                25 Days after Quarter End
Wilshire                                              Quarterly                25 Days after Quarter End
Informa Investment Services (Efron)                   Quarterly                25 Days after Quarter End
CheckFree (Mobius)                                    Quarterly                25 Days after Quarter End
Nelsons Information                                   Quarterly                25 Days after Quarter End
Investors Tools                                       Daily                    None
Advent                                                Daily                    None
BARRA                                                 Daily                    None
Plexus                                                Quarterly                Sent the 1-3 business day following the end of a
                                                                               Quarter
Elkins/McSherry                                       Quarterly (Calendar)     Sent the first business day following the end of
                                                                               a Quarter
Quantitative Services Group                           Daily                    None

                           10.  PORTFOLIO MANAGERS


    The following tables set forth certain additional information with respect to the portfolio managers of the fund. Unless noted otherwise, all information is provided as of December 31, 2004.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER


    The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Except as specifically indicated below, none of the other accounts were subject to fees based on performance.

                               REGISTERED INVESTMENT            OTHER POOLED
PORTFOLIO MANAGER                    COMPANIES               INVESTMENT VEHICLES            OTHER ACCOUNTS
-----------------              ---------------------         -------------------            --------------
Vincent Gao                 3 Registered investment      4 Other pooled investment    0 Other accounts with $0 in
                            companies with $0.60         vehicles with $0.40 billion  total assets under
                            billion in total assets      in assets under management   management
                            under management

Kevin Caliendo              5 Registered investment      0 Other pooled investment    0 Other accounts with $0 in
                            companies with $2.19         vehicles with $0 in assets   total assets under
                            billion in total assets      under management             management
                            under management

Robert Feitler              17 Registered investment     2 Other pooled investment    15,393 Other accounts with
                            companies with $9.71         vehicles with $0.24 billion  $3.92 billion in total
                            billion in total assets      in assets under management   assets under management
                            under management one of
                            which, with $1.9 billion in
                            net assets, has a
                            performance based fee

Dmitry Khaykin              4 Registered investment      4 Other pooled investment    0 Other accounts with $0 in
                            companies with $2.20         vehicles with $0.40 billion  total assets under
                            billion in total assets      in assets under management   management
                            under management

Margaret Blaydes            4 Registered investment      4 Other pooled investment    0 Other accounts with $0 in
                            companies with $2.20         vehicles with $0.40 billion  total assets under
                            billion in total assets      in assets under management   management
                            under management

    Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

    CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio managers. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending in part on the effect that the team's investment performance has on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.


    The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

    Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.


POTENTIAL CONFLICTS OF INTEREST

    Potential conflicts of interest may arise when a fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

    The investment adviser and the fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

    Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

    Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

    Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

    Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

    Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

    Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.


PORTFOLIO MANAGER SECURITIES OWNERSHIP

    The table below identifies ownership of fund securities by each Portfolio Manager.

                                                  DOLLAR RANGE OF OWNERSHIP
PORTFOLIO MANAGER                                 OF SECURITIES IN THE FUND
-----------------                                 -------------------------

Vincent Gao                                                 None
Kevin Caliendo                                              None
Robert Feitler                                              None
Dmitry Khaykin                                              None
Margaret Blaydes                                            None


          11.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The trust's Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest ($0.00001 par value per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such series into classes. The trust has reserved the right to create and issue additional series and classes of shares. Each share of each class represents an equal proportionate interest in the fund with each other share of that class. Shares of each series of the trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences between classes of shares of a series). Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, and shares of a class are entitled to vote separately to approve any distribution or service agreements relating to that class, but shares of all series may vote together in the election or selection of trustees and accountants for the trust. In matters affecting only a particular series or class, only shares of that particular series or class are entitled to vote.

    Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the trust may elect all of the trustees of the trust if they choose to do so and in such event the other shareholders in the trust would not be able to elect any trustee. The trust is not required and has no present intention of holding, annual meetings of shareholders but the trust will hold special meetings of the fund's shareholders when in the judgment of the trust's trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have under certain circumstances the right to remove one or more trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. (See "Investment Restrictions.")

    The trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the trust), if approved by a vote of the holders of two-thirds of the trust's outstanding shares, voting as a single class, or of the affected series of the trust, as the case may be, except that if the trustees of the trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the trust's or the affected series' outstanding shares would be sufficient. The trust or any series of the trust, as the case may be, may be terminated (i) by a vote of a majority of the outstanding voting securities of the trust or the affected series or (ii) by the trustees by written notice to the shareholders of the trust or the affected series. If not so terminated, the trust will continue indefinitely.

    The rights accompanying fund shares are legally vested in the Separate Accounts. However, in accordance with current law and interpretations thereof, Participating Insurance Companies will vote shares held in the Separate Accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies. Each Participating Insurance Company will vote fund shares held in Separate Accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which voting instructions are received. For a further discussion, please refer to the insurance company's Separate Account prospectus.

    The fund's transfer agent maintains a share register for shareholders of record, i.e., the Separate Accounts of the Participating Insurance Companies. Share certificates will not be issued.

    The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the trust contains an express disclaimer of shareholder liability for acts or obligations of the trust and provides for indemnification and reimbursement of expenses out of trust property for any shareholder held personally liable for the obligations of the trust. The Declaration of Trust also provides that the trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

    The trust's Declaration of Trust further provides that obligations of the trust are not binding upon the trustees individually but only upon the property of the trust and that the trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                               12.  TAX MATTERS

    The following is a summary of certain federal income tax considerations that may affect the fund and its shareholders. The discussion relates only to federal income tax law as applicable to U.S. citizens. Distributions by the fund also may be subject to state, local and foreign taxes, and their treatment under state, local and foreign tax laws may differ from the federal income tax treatment. The summary is not intended as a substitute for individual tax advice, and investors are urged to consult their tax advisors as to the tax consequences of an investment in the fund.

TAXATION OF THE FUND

    FEDERAL TAXES. The fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of fund distributions, and the composition of the fund's portfolio assets. Provided all such requirements are met, no U.S. federal income or excise taxes generally will be required to be paid by the fund. If the fund should fail to qualify as a "regulated investment company" for any year, the fund would incur a regular corporate federal income tax upon its taxable income and fund distributions would generally be taxable as ordinary income to shareholders and investments through life insurance separate accounts would no longer qualify for the look-through treatment described below, with potential adverse consequences for contract holders as described below.

    FOREIGN TAXES. Investment income and gains received by the fund from non-U.S. securities may be subject to non-U.S. taxes. The U.S. has entered into tax treaties with many other countries that may entitle the fund to a reduced rate of tax or an exemption from tax on such income. The fund intends to qualify for treaty reduced rates where applicable. It is not possible, however, to determine the fund's effective rate of non-U.S. tax in advance since the amount of the fund's assets to be invested within various countries is not known.

TAXATION OF SHAREHOLDERS

    Each separate account that invests in the fund must meet certain diversification requirements under Section 817(h) of the Code in order for the associated contracts to be treated as "life insurance contracts" under the Code. If the account is not sufficiently diversified and the contracts are not treated as life insurance contracts, the contract holders generally will be subject to tax on all taxable distributions from the fund, and on all sales, exchanges or redemptions of interests in the fund.

    If all of the beneficial interests in the fund are held by one or more insurance companies and certain other eligible holders, the diversification requirements of Section 817(h) may be applied by taking into account the assets of the fund, rather than treating the interest in the fund as a separate investment of each separate account investing in the fund. Shares of the fund are currently being offered only to separate accounts of participating life insurance companies and other qualifying holders. The fund intends to diversify its assets in accordance with the requirements of Section 817(h) so that, assuming that look-through treatment as described above is available, any separate account invested wholly in the fund would also satisfy such diversification requirements.


    The Trust has undertaken to meet the diversification requirements of
Section 817(h) of the Code. This undertaking may limit the ability of the fund to make certain otherwise permitted investments.

                          13.  FINANCIAL STATEMENTS

    The audited Statement of Assets and Liabilities as of December 31, 2004, Statement of Operations for the year ended December 31, 2004, Statement of Changes in Net Assets for the years ended December 31, 2003 and 2004, Financial Highlights for the years ended December 31, 2000, 2001, 2002, 2003 and 2004, Notes to Financial Statements and Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the fund, are incorporated by reference into this Statement of Additional Information.

SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO

INVESTMENT MANAGER
Smith Barney Fund Management LLC
399 Park Avenue, New York, New York 10022

DISTRIBUTOR
Citigroup Global Markets Inc.
388 Greenwich Street, New York, NY 10013

TRANSFER AGENT
Citicorp Trust Bank, fsb
125 Broad Street, New York, NY 10004

SUB-TRANSFER AGENT
PFPC Inc.
P.O. Box 9699, Providence, RI 02940-9699

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, New York 10017


LEGAL COUNSEL
Bingham McCutchen LLP
150 Federal Street, Boston, MA 02110

                                                                    APPENDIX A


SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES


    The Board of Trustees of the fund has delegated the authority to develop policies and procedures relating to proxy voting to Smith Barney Fund Management LLC (the "Manager"). The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients. In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients.


    The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

    In the case of a proxy issue for which there is a stated position in the Policies, the manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

    In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

    CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

    If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

PART C

Item 23.  Exhibits.

          *   a(1)  Amended and Restated Declaration of Trust of the Registrant
       ****   a(2)  Amended and Restated Designation of Series of the Registrant
     ******   a(3)  Amended and Restated Designation of Series of the Registrant
     ******   a(4)  Amended and Restated Designation of Series of the Registrant
         ++   a(5)  Amended and Restated Designation of Series of the Registrant
       ++++   a(6)  Amendment to the Amended and Restated Declaration of Trust
                    of the Registrant
          *   b(1)  By-Laws of the Registrant
        ***   b(2)  Amendment to the By-Laws of the Registrant
       ++++   b(3)  Amendment to the By-Laws of the Registrant
         ++   d(1)  Management Agreement between the Registrant and Citibank,
                    N.A., as investment manager
         ++   d(2)  Assignment and Assumption of Contract between Citibank, N.A.
                    and Citi Fund Management Inc.
        +++   d(3)  Assignment and Assumption of Contract between Citi Fund
                    Management Inc. and Smith Barney Fund Management LLC
          +   e     Distribution Agreement between the Registrant and Citigroup
                    Global Markets Inc. (formerly Salomon Smith Barney, Inc.), as distributor
        ***   g(1)  Custodian Contract between the Registrant and State Street
                    Bank and Trust Company ("State Street"), as custodian
         ++   g(2)  Amendment to the Custodian Contract between the Registrant and State Street
          +   h(1)  Transfer Agency and Service Agreement between the Registrant and Citicorp Trust Bank, fsb ("Citicorp") (formerly Citi
                    Fiduciary Trust Company), as transfer agent
          +   h(2)  Letter Agreement adding the series of the Registrant to the
                    Transfer Agency and Service Agreement between the Registrant and Citicorp as transfer agent
         **   i     Opinion of Bingham McCutchen LLP
filed         j     Consent of Independent Registered Public Accounting Firm
herewith
       ++++   p(1)  Code of Ethics of the Registrant
          +   p(2)  Code of Ethics of Smith Barney Fund Management LLC
          +   p(3)  Code of Ethics of Citigroup Global Markets Inc. (formerly
                    Salomon Smith Barney, Inc.)
        +++   q     Powers of Attorney
------------------
      * Incorporated by reference to the Registrant's Initial Registration Statement on Form N-1A (File No. 333-15119) as filed with the
        Securities and Exchange Commission on October 30, 1996.
     ** Incorporated by reference to Pre-Effective Amendment No. 1 to the
        Registrant's Registration Statement on Form N-1A (File No. 333-15119) as filed with the Securities and Exchange Commission on November 15, 1996.
    *** Incorporated by reference to Post-Effective Amendment No. 2 to the
        Registrant's Registration Statement on Form N-1A (File No. 333-15119) as filed with the Securities and Exchange Commission on February 26, 1998.
   **** Incorporated by reference to Post-Effective Amendment No. 3 to the
        Registrant's Registration Statement on Form N-1A (File No. 333-15119) as filed with the Securities and Exchange Commission on April 29, 1998.
  ***** Incorporated by reference to Post-Effective Amendment No. 5 to the
        Registrant's Registration Statement on Form N-1A (File No. 333-15119) as filed with the Securities and Exchange Commission on April 27, 1999.
 ****** Incorporated by reference to Post-Effective Amendment No. 6 to the
        Registrant's Registration Statement on Form N-1A (File No. 333-15119) as filed with the Securities and Exchange Commission on April 30, 1999.
      + Incorporated by reference to Post-Effective Amendment No. 8 to the
        Registrant's Registration Statement on Form N-1A (File No. 333-15119) as filed with the Securities and Exchange Commission on February 22, 2001.
     ++ Incorporated by reference to Post-Effective Amendment No. 10 to the
        Registrant's Registration Statement on Form N-1A (File No. 333-15119) as filed with the Securities and Exchange Commission on April 30, 2002.
    +++ Incorporated by reference to Post-Effective Amendment No. 11 to the
        Registrant's Registration Statement on Form N-1A (File No. 333-15119) as filed with the Securities and Exchange Commission on April 29, 2003.
   ++++ Incorporated by reference to Post-Effective Amendment No. 13 to the
        Registrant's Registration Statement on Form N-1A (File No. 333-15119) as filed with the Securities and Exchange Commission on February
        25, 2005.

Item 24.  Persons Controlled by or under Common Control with Registrant.

      Not applicable.

Item 25.  Indemnification.

      Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, filed as an Exhibit to the Registrant's Initial Registration Statement on Form N-1A; (b) Section 6 of the Distribution Agreement between the Registrant and Citigroup Capital Markets Inc., filed as an Exhibit to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A; and (c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Item 26.  Business and Other Connections of Investment Adviser.

      Manager - Smith Barney Fund Management LLC. Smith Barney Fund Management was incorporated in December 1968 under the laws of the State of Delaware and converted to a Delaware limited liability company in 1999. Smith Barney Fund Management is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly owned subsidiary of Citigroup Inc.

      Smith Barney Fund Management is registered as an investment adviser under the Investment Advisers Act of 1940. The list required by this Item 26 of officers and directors of Smith Barney Fund Management together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Part One of Form ADV filed by Smith Barney Fund Management pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-8314).

Item 27. Principal Underwriters

(a) CGM, the Registrant's distributor, is the distributor for each series of the registrants listed: Smith Barney Trust II, Citifunds Trust I, Salomon Funds Trust, Variable Annuity Portfolios, Citifunds Premium Trust, Citifunds Institutional Trust, Citifunds Trust III, Smith Barney Allocation Series Inc., Smith Barney Multiple Discipline Trust, Smith Barney Investment Series, Consulting Group Capital Market Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Fund Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers Worldwide Government Term Trust, Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Inflation Management Fund Inc., Salomon Brothers Variable Rate Strategic Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney Oregon Municipals Fund, Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

Item 28.  Location of Accounts and Records.

      The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

   NAME                                           ADDRESS

Citigroup Global Markets Inc.             388 Greenwich Street
(distributor)                             New York, New York 10013

State Street Bank and Trust               1776 Heritage Drive
 Company                                  North Quincy, MA 02171
(custodian and fund
accounting agent)

Smith Barney Fund Management LLC          399 Park Avenue
(manager) New York, NY 10022

Citicorp Trust Bank, fsb                  125 Broad Street
(transfer agent)                          New York, NY 10004

PFPC Inc.                                 P.O. Box 9699
(sub-transfer agent)                      Providence, RI 02940-9699

Item 29.  Management Services.

      Not applicable.

Item 30.  Undertakings.

      Not applicable.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act, as amended, and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of April, 2005.

                                          VARIABLE ANNUITY PORTFOLIOS
                                          on behalf of Smith Barney Small Cap
                                          Growth Opportunities Portfolio

                                          By /s/ R. Jay Gerken
                                             ---------------------------
                                             R. Jay Gerken
                                             President

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on April 29, 2005.

              Signature                               Title
              ---------                               -----

                                       Chairman, President, Chief Executive
   /s/ R. Jay Gerken                   Officer (Principal Executive
----------------------------           Officer) and Trustee
   R. Jay Gerken

   /s/ Frances Guggino                 Treasurer and Chief Financial Officer
----------------------------           (Principal Financial Officer)
   Frances Guggino

   Elliott J. Berv*                    Trustee
----------------------------
   Elliott J. Berv

   Mark T. Finn*                       Trustee
----------------------------
   Mark T. Finn

   Stephen R. Gross*                   Trustee
----------------------------
   Stephen R. Gross

   Diana R. Harrington*                Trustee
----------------------------
   Diana R. Harrington

   Susan B. Kerley*                    Trustee
----------------------------
   Susan B. Kerley

  *By: /s/ R. Jay Gerken
      -----------------------
      R. Jay Gerken
      Executed by R. Jay Gerken
      on behalf of those indicated
      pursuant to Powers of Attorney.

                                 EXHIBIT INDEX

Exhibit No.:     Description:
------------     ------------

j                Consent of Independent Registered Public Accounting Firm